Exhibit 10.36

                            SIXTH AMENDMENT AGREEMENT

      SIXTH AMENDMENT AGREEMENT (this "Agreement") dated as of June 1, 2004 by and among (1) Imagistics International Inc. (the "Borrower"), (2) Fleet Capital Corporation ("Fleet"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender") and (3) Fleet, as administrative agent (the "Administrative Agent") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002, that certain Third Amendment Agreement dated as of March 5, 2003, that certain Fourth Amendment Agreement dated as of May 16, 2003 and that certain Fifth Amendment Agreement dated as of May 7, 2004 (as amended, the "Credit Agreement").

                              W I T N E S S E T H:

      WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and

      WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      ss.1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

      ss.2. Ratification of Existing Agreements. All of the Borrower's obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

      ss.3. Representations and Warranties. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

      ss.4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

            (a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in ss.3 hereof.

            (b) Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

            (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

            (d) Delivery. The Borrower, the Term B Facility Lenders and the Majority Lenders shall have executed this Agreement and delivered this Agreement to the Administrative Agent.

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      ss.5. Amendments to the Credit Agreement.

            5.1 Amendment to the Table of Contents. The reference to Schedule 1.01(c) of the Table of Contents of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SCHEDULE 1.01(c) - Applicable Margin After Sixth Amendment
                  Date

            5.2 Amendments to Section 1.01.

            (a) The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

                        "Applicable Margin" shall be, for any Type and Class of
                  Loan, (i) prior to the Fourth Amendment Date, the percentage per annum set forth on Schedule 1.01(a) for such Type and Class of Loan, (ii) on and after the Fourth Amendment Date and prior to the Sixth Amendment Date, the Applicable Margin shall be the percentage per annum set forth on Schedule 1.01(b) for such Type and Class of Loan, and (iii) on and after the Sixth Amendment Date, the Applicable Margin shall be the percentage per annum set forth on Schedule 1.01(c) for such Type and Class of Loan.

                        "Documentation Agent" shall mean JPMorgan Chase Bank, in
                  its capacity as documentation agent, together with its successors in such capacity.

            (b) The definition of "Eligible Inventory" is hereby amended by amending and restating clause (c) thereof in its entirety to read as follows:

                        (c) it is located on real property leased by one of the
                  Obligors or in a contract warehouse where the fair market value (or book value, if greater) of all Inventory located at such leased property or warehouse, as the case may be (x) exceeds $5,000,000, or (y) when aggregated with the fair market value (or book value, if greater) of all Inventory located at all other such locations which are not subject to Landlord Consents, exceeds $15,000,000, unless, in either case
                  (i) Borrower has elected to establish a Reserve equal to three months' rent in respect of Inventory located at such location or (ii) it is subject to a Landlord Consent executed by the lessor, warehouseman or other third party, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises.

            (c) The following new definition is hereby added to Section 1.01 of the Credit Agreement in its proper alphabetical order to read as follows:

                        "Sixth Amendment Date" shall mean June 1, 2004.

            5.3 Amendment to Section 12.04(i)(a). Section 12.04(i)(a) of the Credit Agreement is hereby amended by deleting "(or Schedule 1.01(a) or (b))" from the twelfth line of such Section and substituting "(or Schedule 1.01(a), (b) or (c))" therefore.

            5.4 New Schedule 1.01(c). The Credit Agreement is hereby amended by adding a new Schedule 1.01(c) as set forth on Schedule 1 attached hereto and made a part hereof.

      ss.6. Miscellaneous Provisions.

            (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

            (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

            (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for

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more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         [Remainder of page intentionally blank; Signature Pages follow]

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      IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                           IMAGISTICS INTERNATIONAL INC.


                           By:  /s/ Timothy E. Coyne
                                ----------------------------
                                Timothy E. Coyne
                                Its: Chief Financial Officer

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                            FLEET CAPITAL CORPORATION,
                              as Administrative Agent and as a Lender


                            By: /s/ Edgar Ezerins
                                --------------------------
                                Edgar Ezerins
                                Its: Senior Vice President

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                              MERRILL LYNCH CAPITAL CORPORATION,
                                as a Lender


                              By:
                                 ----------------------------
                                 Its:

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                              JPMORGAN CHASE BANK,
                                as a Lender


                              By: /s/ Valerie Schanzer
                                  -------------------------
                                  Valerie Schanzer
                                  Its: Vice President

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                              PEOPLE'S BANK,
                                as a Lender


                              By: /s/ David K. Sherrill
                                  ----------------------------
                                  David K. Sherrill
                                  Its: Vice President

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                           BANK LEUMI, USA,
                           as a Lender


                           By: /s/ Paul Tine
                               ----------------------------
                                 Paul Tine
                                 Its: Vice President


                           By: /s/ Glenn Kreutzer
                               ----------------------------
                                 Glenn Kreutzer
                                 Its: Banking Officer

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                           U.S. BANK NATIONAL ASSOCIATION, as a
                           Lender


                           By: /s/ Joseph P. Howard
                               ---------------------------
                               Joseph P. Howard
                               Its: Vice President

                             CITIZENS BANK OF MASSACHUSETTS,
                             as a Lender


                             By: /s/ Cindy Chen
                                 ----------------------
                                 Cindy Chen
                                 Its: Vice President

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                                   SCHEDULE 1

                                Schedule 1.01(c)

                                  LIBOR Loans               ABR Loans
                                  -----------               ---------

Revolving Loans                      1.25%                    0.25%

Term B Facility Loans                1.25%                    0.25%